                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  August 18, 2000

                                ZIFF-DAVIS INC.
             (Exact name of registrant as specified in its charter)



     STATE OF DELAWARE                    001-14055             13-3987754
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
       incorporation)                                        Identification No.)

                                 Ziff-Davis Inc.
                  28 East 28th Street, New York, New York 10016
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (212) 503-3500

                                      N/A
         (Former name or former address, if changed since last report)

Item 1.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         On August 18, 2000, Ziff-Davis Inc., a Delaware corporation (the "Company"), completed the recapitalization and spin-off of its trade show and conference business (now known as Key3Media Group Inc.). Additional information about this recapitalization and spin-off (the "Key3Media Recapitalization and Spin-Off") may be found in Key3 Media Group Inc.'s Form S-1 relating to the spin-off, which is incorporated by reference into this Form 8-K. Additional information about the prior sales of the Company's market intelligence, television and education businesses and most of its print publishing business (the "Prior Sales") may be found in the Company's proxy statement dated February 7, 2000, the Company's Form 10-K for the year ended December 31, 1999 (the "1999 Form 10-K") and the Company's Form 10-Q for the quarter ended June 30, 2000 (the "Second Quarter Form 10-Q), each of which is incorporated by reference into this Form 8-K.

Items 3-6.   Not Applicable.

Items 7(a).  Not applicable.

Item 7(b).   Pro Forma Financial Information.

     The following unaudited pro forma consolidated financial statements of the Company are based on its audited consolidated financial statements included in the 1999 Form 10-K and its unaudited consolidated financial statements included in the Second Quarter Form 10-Q, adjusted where appropriate to give pro forma effect to the transactions described below.

     The Unaudited Pro Forma Consolidated Balance Sheet gives pro forma effect to the Key3Media Recapitalization and Spin-Off and the concurrent dividend of approximately $267 million ($2.50 per share) as if they had occurred as of June 30, 2000. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1999 gives pro forma effect to the March 31, 1999 initial public offering of ZDNet common stock described in Note 2 to the audited consolidated financial statements, the Prior Sales, the Key3Media Recapitalization and Spin-Off and a concurrent dividend of approximately $267 million ($2.50 per share) as if they had occurred immediately prior to January 1, 1999. The Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2000 gives pro forma effect to the Prior Sales occurring in 2000, the Key3Media Recapitalization and Spin-Off and a concurrent dividend of approximately $267 million ($2.50 per share) as if they had occurred immediately prior to January 1, 2000. Further details about the pro forma adjustments are set forth in notes appearing at the end of the unaudited pro forma consolidated financial statements.

     These statements are not necessarily indicative of the actual financial position or results of operations of the Company as of the date or for the period indicated or the financial position or results of operations that the Company would have experienced if the transactions for which the statements give pro forma effect had in fact occurred at the times assumed. Also, the statements do not purport to represent the Company's future financial position or results of operations. Moreover, the statements do not reflect the Company's planned merger with a subsidiary of CNET Networks, Inc., which is described in detail in a proxy statement/prospectus on file with the SEC.

     These statements should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations and the Consolidated Financial Statements included in the 1999 Form 10-K and the Second Quarter Form 10-Q.

                                ZIFF-DAVIS INC.
                              UNAUDITED PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                             (dollars in thousands)

                                                                                  June 30, 2000
                                                                    ----------------------------------------
                                                                        As
                                                                      Reported     Adjustment      Pro Forma
                                                                    ------------   ----------     ----------
ASSETS
Current assets:
 Cash and cash equivalents                                          $     63,616   $     4,000   $     67,616
 Accounts receivable, net                                                 45,906                       45,906
 Inventories                                                                 722                          722
 Prepaid expenses and other current assets                                 2,161                        2,161
 Due from affiliates                                                       2,107                        2,107
    Securities available for sale                                          7,653                        7,653
 Deferred taxes                                                            9,158                        9,158
                                                                    ------------   -----------   ------------
   Total current assets                                                  131,323         4,000        135,323

Property and equipment, net                                                9,853                        9,853
Intangible assets, net                                                   175,808                      175,808
Net assets from discontinued operations                                  780,150      (780,150)             -
Investments at cost                                                       30,668                       30,668
Other assets                                                              38,090                       38,090
                                                                    ------------   -----------   ------------
   Total assets                                                     $  1,165,892   $  (776,150)  $    389,742
                                                                    ------------   -----------   ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable                                                   $      3,569   $             $      3,569
     Due to affiliate                                                     13,025                       13,025
 Accrued expenses                                                         69,739                       69,739
 Unearned income, net                                                      8,145                        8,145
 Other current liabilities                                                11,274                       11,274
                                                                    ------------   -----------   ------------
   Total current liabilities                                             105,752                      105,752

Notes payable, net of unamortized discount                               150,500      (150,000)           500
                                                                    ------------   -----------   ------------
   Total liabilities                                                     256,252      (150,000)       106,252

Total stockholders' equity                                               909,640      (626,150)       283,490
                                                                    ------------   -----------   ------------
   Total liabilities and stockholders' equity                       $  1,165,892   $  (776,150)  $    389,742
                                                                    ------------   -----------   ------------
Common Stock, par value $0.01 per share
          Number  of shares of ZD common stock                       106,107,420                  106,107,420
          Number of shares of ZDNet common stock                      16,438,320                   16,438,320


   The accompanying notes are an integral part of these pro forma financial statements

                                ZIFF-DAVIS INC.
                              UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                (dollars in thousands, except per share amounts)

                                               Six Months Ended June 30, 2000                Year Ended December 31, 1999
                                      --------------------------------------------   -------------------------------------------
                                       As Reported   Total Adjustments  Pro forma     As Reported   Total Adjustments  Pro forma
                                      ------------   ----------------- -----------   ------------ ------------------ -----------
Revenue, net:
 Internet                             $     75,171   $                $     75,171   $    104,178   $               $    104,178
 Publishing                                153,969         (128,932)        25,037        598,280        (528,124)        70,156
                                      ------------   ---------------  ------------   ------------    -------------  ------------
                                           229,140         (128,932)       100,208        702,458        (528,124)       174,334
Cost of operations:
 Production and content                     50,285          (39,468)        10,817        186,748        (158,040)        28,708
 Selling, general and
  administrative expenses                  161,523          (78,253)        83,270        409,147        (275,476)       133,671

 Stock-based compensation                    3,811             (809)         3,002          9,916          (5,381)         4,535
 Depreciation and amortization of
  property and equipment                     2,289             (524)         1,765         23,867         (13,461)        10,406

 Amortization of intangible assets
                                            10,299                          10,299         86,963         (73,955)        13,008
 Write-down of intangible assets
 Restructuring charge                       78,645          (73,098)         5,547      1,048,185      (1,048,185)             -
                                      ------------   ---------------  ------------   ------------    -------------  ------------
Loss from operations                       (77,712)          63,220        (14,492)    (1,062,368)      1,046,374        (15,994)
Interest expense, net - related
 party                                                                                     (7,497)          7,497              -

Interest expense, net                      (12,466)          12,449            (17)       (79,451)         79,451              -
Other non-operating income, net                780                             780          3,241          (1,769)         1,472
Minority interest                                -                               -            117               -            117
                                      ------------   ---------------  ------------   ------------    -------------  ------------
Loss before taxes, discontinued
 operations and extraordinary item         (89,398)          75,669        (13,729)    (1,145,958)      1,131,553        (14,405)

Income tax benefit                          99,784          (96,136)         3,648        131,111        (126,816)         4,295
                                      ------------   ---------------  ------------   ------------    -------------  ------------
Income (loss) from continuing
 operations                                 10,386          (20,467)       (10,081)    (1,014,847)      1,004,737        (10,110)

ZD earnings (loss) per basic share
 from continuing operations                  $0.11           $(0.22)        $(0.09)        $(9.88)          $9.78         $(0.10)

ZD weighted average basic shares
 outstanding                           104,142,325                     104,142,325    102,715,875                    102,715,875

ZD earnings per diluted
 share from continuing operations            $0.11               NA             NA             NA              NA             NA

ZD weighted average diluted shares
 outstanding                           106,918,356                     106,918,356             NA              NA             NA

ZDNet earnings (loss) per basic
 shares                                     $(0.06)               -         $(0.06)         $0.03               -          $0.03

ZDNet weighted average basic shares
 outstanding                            74,896,249                      74,896,249     72,664,270                     72,664,270

ZDNet earnings per diluted
 share                                          NA               NA             NA          $0.02               -          $0.02

ZDNet weighted average diluted
 shares outstanding                     81,867,721                      81,867,721     80,821,191                     80,821,191


    The accompanying notes are an integral part of these pro forma financial statements

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                           STATEMENT -- (Continued)

Unaudited Pro Forma Consolidated Balance Sheet Notes

     The pro forma adjustments for the unaudited pro forma consolidated balance sheet as of June 30, 2000 assume that the following had occurred as of that date:

     .    the Key3Media Recapitalization and Spin-Off;

     . the use of $150,000,000 out of the proceeds of the Key3Media Recapitalization and Spin-Off to repay in full a $150,000,000 interim credit facility;

     . the payment of $275,000,000 from Key3Media Group to Ziff-Davis Inc. out of the proceeds from the Key3Media Recapitalization and Spin-Off;

     . the payment by Ziff-Davis Inc. of $267,000,000 ($2.50 per share of ZD common stock) as a dividend on the ZD common stock concurrently with the Key3Media Recapitalization and Spin-Off; and

     . the payment by Ziff-Davis Inc. of approximately $3,500,000 in expenses related to the Key3Media Recapitalization and Spin-Off.

     As a result of the foregoing:

     . cash and cash equivalents increase on a pro forma basis by an amount equal to (a) the $275,000,000 payment from Key3Media Group to Ziff-Davis Inc. minus (b) the $267,000,000 dividend on the ZD common stock minus (c) the approximately $3,500,000 in expenses paid by Ziff-Davis Inc. related to the Key3Media Recapitalization and Spin-Off;

     . net assets of discontinued operations are eliminated on a pro forma basis; and

     . stockholders' equity decreases on a pro forma basis by the difference between the amount of the net assets of discontinued operations that were eliminated and the amount of the increase in cash and cash equivalents.

Unaudited Pro Forma Consolidated Statement of Operations Notes

     The pro forma adjustments for the unaudited pro forma consolidated statement of operations for the year ended December 31, 1999 assume that the following had occurred immediately prior to January 1, 1999:

     . the sale of 11,500,000 shares of ZDNet stock at a public offering price of $19.00 per share, less underwriting discounts and expenses of $1.74 per share, pursuant to the initial public offering of ZDNet common stock described in Note 2 to the Consolidated Financial Statements included in the 1999 Form 10-K;

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                           STATEMENT -- (Continued)

     . the $1,048,185,000 write down of intangible assets relating to the publishing assets that was in fact taken in the fourth quarter of 1999, as further described in Note 7 to the Consolidated Financial Statements included in the 1999 Form 10-K;

     .    the completion of each of the Prior Sales;

     . the accelerated vesting and exercise of options to purchase 3.8 million shares of ZD common stock for $76.3 million and options to purchase 1.8 million shares of ZDNet common stock for $27.5 million;

     . the unwind of interest rate swaps as further described in Note 11 to the Consolidated Financial Statements included in the 1999 Form 10-K;

     .    the Key3Media Recapitalization and Spin-Off; and

     . the use of a portion of the net proceeds from the foregoing transactions to repay in full the Company's remaining debt and to pay a dividend on the ZD common stock.

     The pro forma adjustments for the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2000 assume that the following had occurred immediately prior to January 1, 2000:

     .    the completion of each of the Prior Sales that occurred in 2000;

     . the accelerated vesting and exercise of options to purchase 2.6 million shares of ZD common stock for $35.0 million and options to purchase 1.3 million shares of ZDNet common stock for $11.0 million;

     . the unwind of interest rate swaps as further described in Note 11 to the Consolidated Financial Statements included in the 1999 Form 10-K;

     .    the Key3Media Recapitalization and Spin-Off; and

     . the use of a portion of the net proceeds from the foregoing transactions to repay in full the Company's remaining debt and to pay a dividend on the ZD common stock.

     As a result of the foregoing, for both periods:


     . revenue from the publishing segment, all of the items in cost of operations and non-operating income reduce on a pro forma basis to reflect the Prior Sales (and, in the case of amortization of intangible assets for the year ended December 31, 2000, to reflect assumed earlier write-down of intangible assets); and

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                           STATEMENT -- (Continued)

     . interest expense is eliminated on a pro forma basis to reflect elimination of debt.

     In addition, restructuring charge for the six months ended June 30, 2000 reduces on a pro forma basis to reflect completion of the Prior Sales.

Item 7(c).  Exhibits.

            99.1 Form 10-K for the fiscal year ended December 31, 1999
                 (incorporated herein by reference, File No. 001-14055)

            99.2 Proxy Statement, dated February 7, 2000 and filed February 9,
                 2000 (incorporated herein by reference, File No. 001-14055)

            99.3 Form 10-Q for the fiscal quarter ended June 30,2000
                 (incorporated herein by reference, File No. 001-14055)

            99.4 Registration Statement on Form S-1 of Key3Media Group Inc.
                 (incorporated herein by reference, File No. 333-36828)

                              SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ZIFF-DAVIS INC.



                                By: /s/ Art Fatum
                                    ---------------------------
                                    Name:  Art Fatum
                                    Title: Chief Financial Officer, ZDNet
                                           (on behalf of Registrant and
                                           as Principal Financial Officer)



Date: August 31, 2000

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